2022 Second Quarter Earnings Conference Call Wednesday, July 20, 2022

Forward Looking Statements & Additional Disclosures This presentation may contain statements regarding future events or the future financial performance of the Company that constitute forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, expectations regarding the business environment in which we operate, projections of future performance, perceived opportunities in the market, and statements regarding our business strategies, objectives and vision. Forward-looking statements include, but are not limited to, statements preceded by, followed by or that include the words “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions. With respect to any such forward- looking statements, the Company claims the protection provided for in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties. The Company’s actual results, performance or achievements may differ significantly from the results, performance or achievements expressed or implied in any forward-looking statements. The risks and uncertainties include, but are not limited to: possible deterioration in economic conditions in our areas of operation; interest rate risk associated with volatile interest rates and related asset-liability matching risk; liquidity risks; risk of significant non-earning assets, and net credit losses that could occur, particularly in times of weak economic conditions or times of rising interest rates; the failure of or changes to assumptions and estimates underlying the Company’s allowances for credit losses, including the effects of the implementation of the current expected credit losses model; regulatory risks associated with current and future regulations; and the COVID-19 pandemic and its impact on our financial position, results of operations, liquidity, and capitalization. For additional information concerning these and other risk factors, see the Company’s most recent Annual Report on Form 10-K. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect the occurrence of events or circumstances after the date of such statements except as required by law.

Strong Quarter Highlighted by Record Loan Production & Expanding NIM Earnings & Profitability • Net interest margin expanded 15bps Q-o-Q largely reflecting an 18bps increase in weighted average loan yields and improved mix of interest earning assets • Pre-provision net revenue (“PPNR”) increased 4% Q-o-Q • PPNR ROA and ROE increased to 1.65% and 14.66%, respectively, from 1.60% and 13.58% for 1Q22 Loans • Record new loan production of $1.29 billion, up 25% Q-o-Q and up 44% Y-o-Y • Mix of new originations well diversified with C&I 43%, CRE 42% and Mortgage and Consumer 14% • Excluding PPP loans, loans receivable increased 4.0% Q-o-Q, or 15.9% annualized Deposits • Deposits increased 3.5% Q-o-Q, driven by higher balances of noninterest bearing demand deposits and strategic increases in time deposits • Total cost of deposits increased 9bps Q-o-Q, reflecting aggregate 150bps increase in Fed Funds rate since March 2022 Asset Quality • Criticized loans decreased 13.5% Q-o-Q or 49.6% Y-o-Y, representing 4th consecutive quarter of reductions • Losses remain low with net recoveries of $930,000, representing 3rd consecutive quarter of net recoveries Q2 2022 Financial Highlights 3 Net Income $52.1M Diluted EPS $0.43 Gross Loans $14.55B Total Deposits $15.03B 1 PPNR (pre-provision net revenue) is a non-GAAP financial measure. A quantitative reconciliation of the GAAP to non-GAAP financial measure is provided on Slide 15.

Loan Production & Portfolio Trends New Loan Originations Funded ($ Millions) 1 Represents average rate on new loans excluding PPP loans. Including PPP loans, the average rate on new loan originations was 3.32% for 2Q21 $520 $590 $623 $578 $545 $20 $301 $344 $539 $344 $557 $53 $75 $81 $104 $184 2Q21 3Q21 4Q21 1Q22 2Q22 $1,243 $1,026 $1,286 $1,009 $894 CRE SBA PPP C&I Mortgage and Consumer Q-o-Q change • Total loans receivable, excluding SBA PPP, increased 4.0% Q-o-Q, or 15.9% annualized • Aggregate payoffs and paydowns increased to $870.0 vs. $674.0 million in 1Q22 • CRE loans declined to 64% of loans receivable as of 6/30/22 from 66% as of 3/31/22 +25%+23% -17% +13% $12.86 $13.08 $13.72 $13.95 $14.51 12 .25 12 .75 13 .25 13 .75 14 .25 14 .75 06/30/21 09/30/21 12/31/21 03/31/22 06/30/22 Loans Receivable (Excluding PPP) • Record new loans funded of $1.29 billion, representing 25% increase Q-o-Q and 44% Y-o-Y • Originations reflect well balanced mix of 43% C&I, 42% CRE and 14% Mortgage and Consumer loans • Average rate on new loans increased 72bps Q-o-Q Loans Receivable (Excluding SBA PPP) ($ Billions) Q-o-Q change +2% +2% +4% +5% Average Rate of New Loans (Excluding PPP) 2Q21 3Q21 4Q21 1Q22 2Q22 3.37%1 3.36% 3.38% 3.54% 4.26% 4

Net Interest Income and Margin


Net Interest Income & NIM
($ Millions)
Q-o-Q increase
$126.6
$130.3
$133.3
$133.2
$141.5
+3%
+2%
-0%
+6%
3.11%
3.07%
3.13%
3.21%
3.36%
2Q21
3Q21
4Q21
1Q22
2Q22
Net Interest Income
NIM


Net Interest Margin
3.21%
+18bps
Loan yield increase + loan balance increase
+5bps
Inv securities decrease + yield increase
+4bps
Cash reduction & yield increase
-9bps
Interest bearing deposit cost increase
-3bps
Borrowings + cost increase
3.36%
1Q22
2Q22 net interest margin increased 15bps Q-o-Q
2Q22
Increase
Decrease
Total

- **Net interest income before provision for credit losses increased 6% Q-o-Q and 12% Y-o-Y**
- **Increase attributed to higher loan yields and average balances of loans receivable, partially offset by higher interest expense on deposits**

- **15bps Q-o-Q increase in net interest margin primarily reflected increases in loan yield (+15bps) and average loan balance (+3bps) partially offset by higher interest bearing deposit costs (-9bps)**

Hope Bancorp

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95% 14% 99% 59% 5% 86% 100% 1% 41% 0% 20% 40% 60% 80% 10 0% 12 0% CRE Commercial SBA Mortgage Consumer Total Origination Fixed/Hybrid Variable Loan Portfolio Interest Rate Breakdown Variable 44% @4.44% 2 Fixed 26% @3.79% 2,3 Hybrid 1 30% @3.96% 2 Fixed/Variable & Average Rate of New Loan Originations (As of 6/30/2022) Fixed / Variable Breakdown of Total Loan Portfolio (As of 6/30/2022) 1 Hybrid loans have fixed interest rates for a specified period and then convert to variable rates (fixed as of 6/30/2022) 2 The weighted average rate represents coupon rate and excludes loan discount accretion and interest on nonaccrual loans 3 Excluding PPP loans, average yield for fixed rate loans is 3.82% • Variable rate loans as percentage of total new loan originations represented 41% of new production • As of 6/30/2022, variable rate loans accounted for 44% of total loan portfolio • Positioned as asset sensitive at 6/30/2022 and expect net interest income to increase as interest rates rise • $498 million in hybrid interest rate loans will change from fixed to variable rate within the next 12 months 6 4.06% 4.61% 5.10% 3.60% 4.26% 1 Hybrid loans have fixed interest rates for a specified period and then convert to variable rates (fixed as of 6/30/2022) 1

Noninterest Income 7 • Noninterest income decreased 3% Q-o-Q to $12.7 million vs. $13.2 million in 1Q22 – Primary customer-related service fees, gain on sale of SBA loans and other income and fees all increased Q-o-Q – These increases were offset by a loss on sale of other loans of $547,000 related to a loss on the sale of a $35.0 million relationship transferred to HFS during 1Q22 • Sold $70.2 million of the guaranteed portion of SBA 7(a) loans to the secondary market in 2Q22 vs. $58.1 million in 1Q22 • Sold $4.1 million of residential mortgage loans vs. $37.8 million in 1Q22 1 Gain on Sale of Other Loans includes net gains on sales of residential mortgage loans, as well as other loans 2 Primary Customer-Related Service Fees include service fees on deposit accounts, international service fees, loan servicing fees, and wire transfer fees $4.4 $4.2 $4.6 $4.5 $4.7 $1.0 $0.8 $0.5 $0.8 -$0.5 $3.2 $3.2 $4.3 $2.3 $2.7 $2.4 $2.5 $3.6 $5.6 $5.8 2Q21 3Q21 4Q21 1Q22 2Q22 Other Income and Fees Gain on Sale of Other Loans Gain on Sale of SBA Loans Primary Customer-Related Service Fees $13.1 $13.2 $12.7 $11.1 $10.6 Noninterest Income ($ Millions) 1 2

• Noninterest expense increased to $80.4 million from $75.4 million in 1Q22 • Q-o-Q increase in salaries and benefits for 2Q22 largely reflects increased FTE count and annual merit increases Efficiency Ratio & Noninterest Expense to Average Assets 4 1.70% 1.70% 1.67% 1.70% 1.80% 53.12% 53.58% 50.70% 51.50% 52.09% 2Q21 3Q21 4Q21 1Q22 2Q22 Efficiency Ratio Noninterest Expense/Avg Assets 8 $42.3 $47.0 $44.6 $47.7 $51.1 $22.1 $20.6 $21.0 $19.9 $20.1 $0.3 $1.5 $1.7 $1.5 $2.8 $8.4 1 $6.4 $7.0 $6.3 $6.3 1,438 1,449 1,476 1,509 1,537 2Q21 3Q21 4Q21 1Q22 2Q22 Compensation Other core operating expenses Credit related & OREO Other Full-time employee (FTE) $75.4 $80.4 $73.1 $75.5 $74.2 Noninterest Expense and Efficiency Noninterest Expense & FTE ($ Millions) 1. 2Q21 included software charge off expense of $2.1MM 2. Other core operating expenses include:Occupancy & equipment, Advertising & marketing, Data & communications, Professional fees and FDIC assessment • Increase in efficiency ratio to 52.09% for 2Q22 primarily reflects higher salaries and employee benefits expense 2

Deposit Trends 9 Deposit Composition ($ Billions) Deposit Cost Trend Average Deposits and Cost of Interest-Bearing Deposits ($ Billions) • Total cost of deposits increased 9bps Q-o-Q reflecting aggregate 150bps increase in Fed Funds rate since March 2022 0.31%0.30%0.28% 0.27% 0.25%0.24%0.24%0.23%0.23%0.23%0.23% 0.25%0.26% 0.32% 0.41% $9.0 $9.1 $9.1 $9.3 $9.1 $5.4 $5.8 $6.0 $5.7 $5.7 0.48% 0.42% 0.39% 0.38% 0.54% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 2Q21 3Q21 4Q21 1Q22 2Q22 Average Noninterest Bearing Deposits Average Interest Bearing Deposits Cost of Interest Bearing Deposits $5.6 $6.0 $5.8 $5.5 $5.7 $5.8 $5.9 $6.2 $6.5 $6.3 $0.3 $0.3 $0.3 $0.3 $0.3 $3.0 $2.9 $2.8 $2.2 $2.7 6/30/21 9/30/21 12/31/21 3/31/22 6/30/22 $15.06$14.73 $15.03 $14.52 $15.04 +4%-3% 0%+2% Q-o-Q growth annualized Quarterly Cost of Deposits Monthly Cost of Deposits DDA MMA/NOW Savings Time 0.26% 3Q21 0.30% 2Q21 0.33% 2Q220.24% 1Q22 0.23% 4Q21 • Average interest bearing deposits decreased 2% Q- o-Q • Total cost of interest-bearing deposits increased 16bps Q-o-Q • Noninterest bearing demand deposits (“DDA”) increased 3% Q-o-Q and accounted for 38% of total deposits at 6/30/22 • 21% increase in time deposits Q-o-Q reflects strategic additions of deposits ahead of additional rate hikes expected in 2H22 $14.99$14.46 $14.80$14.95$15.07

Asset Quality

Nonperforming Assets
($ Millions)


$183.7
$16.6
$167.1
1.05%
$113.7
$15.2
$98.5
0.64%
$111.8
$2.6
$109.2
0.62%
$102.4
$2.0
$100.4
0.58%
$110.6
$2.0
$108.6
0.61%
2Q21
3Q21
4Q21
1Q22
2Q22
NPLs
OREO
NPAs/Total Assets

Total Criticized Loans
($ Millions)


5.03%
$675.5
$381.0
$294.6
4.10%
$550.5
$243.7
$306.8
3.58%
$499.6
$242.4
$257.2
2.80%
$393.6
$226.7
$167.0
2.34%
$340.5
$244.7
$95.8
2Q21
3Q21
4Q21
1Q22
2Q22
Substandard & Doubtful
Special Mention
Total Criticized Loans as a % of Total Loans

Provision (Credit) for Credit Losses & Net (Recoveries) Charge Offs
($ Millions)


0.35%
-$7.0
1.28%
-$10.0
$1.5
-0.07%
-0.52%
-$11.0
$3.2
-0.03%
2Q21
3Q21
4Q21
1Q22
2Q22
Provision for Credit Losses
(Credit) for Credit Losses
Net (Recoveries) Charge Offs (annualized)

- Increase in total nonperforming assets reflected higher nonaccrual and delinquent loans offset by reductions in accruing TDR loans
  - Fluctuations in nonaccrual and TDR loans largely reflects the transfer of a $18.6 million TDR loan to nonaccrual status
  - Of delinquent loans, $10.7 million addressed in July 2022

- Special mention loans decreased by $71.2 million Q-o-Q reflecting ongoing upgrades from updated financials of borrowers post COVID modifications
- Total criticized loans declined 13% to 2.34% of loans receivable vs. 2.80% at 3/31/22

- Provision for credit losses of $3.2 million reflects increased recessionary concerns, loan growth and reductions in criticized loan balances
- Net recoveries of $930,000, or -0.03% of average loans receivable, annualized, reflecting 3rd consecutive quarter of net recoveries

Hope Bancorp

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12.49% 10.37% 11.02% 11.68% $13.04 12.14% 10.32% 10.70% 11.33% $12.80 Total Risk-Based Capital Ratio Tier 1 Leverage Ratio Tier 1 Common Equity Ratio Tier 1 Capital Ratio Tangible Common Equity per Share 3/31/2022 6/30/2022 $17.3 $17.3 $16.8 $16.8 $16.9 $47.2 $2.8 $14.7 2Q21 3Q21 4Q21 1Q22 2Q22 Dividends Buybacks Strong Capital Position & Returns Capital Positions Dividends & Buybacks ($ Millions) Maintaining strong levels of capital • All regulatory capital ratios remain at strong levels • Tangible common equity per share decreased Q-o-Q to $12.80 reflecting impact to AOCI from industry-wide marks on securities portfolios Enhancing shareholder returns • Quarterly common stock dividend maintained at $0.14 per share • Board authorized $50 million stock repurchase program in 1Q22; $35.3 million remaining as of 6/30/22 • Dividend yield: 4.05% (6/30/22) | Dividend payout ratio: 30.9% (TTM) 11 1 Tangible common equity per share is a non-GAAP financial measure. A quantitative reconciliation of the GAAP to non-GAAP financial measure is provided on Slide 15. 1

2022 Full-Year Outlook  Loan Growth: Recent business development performance and robust loan pipeline support cautious optimism for achieving high single-digit to low double-digit loan growth for 2022, excluding PPP  Noninterest Expenses: Noninterest expense to average assets expected to be approximately 1.70%  Net Interest Margin: Relatively stable net interest margin for Q2 2022  Asset Quality: Anticipate improving asset quality metrics with criticized balances trending down an additional 10-20% for the balance of 2022, resulting in approximately 30-40% reduction for the full year  Profitability: Enhanced profitability metrics expected to be driven by increasing earning assets and improving asset quality metrics Current outlook as of 2Q22  Loan Growth: A greater level of confidence for achieving the higher end of 2022 full-year guidance of high single-digit to low double-digit loan growth, excluding SBA PPP  Noninterest Expenses: Noninterest expense to average assets expected to be approximately 1.75%- 1.78% for 2022 full-year  Net Interest Margin: Expect continued margin expansion for 2H 2022, but at a lower magnitude of expansion than Q2 2022  Asset Quality: Anticipate improving asset quality metrics with criticized balances continuing downward trend in 2H 2022, resulting in approximately 30-40% reduction for 2022 full-year  Profitability: Net interest income expansion driven by rising interest rates and earnings asset growth Previous outlook as of 1Q22

Q&A 2022 Second Quarter Earnings Conference Call

Appendix 14

Appendix: Non-GAAP Financials Management reviews select non-GAAP financial measures in evaluating the Company’s financial performance and in response to market participant interest. A reconciliation of the GAAP to non-GAAP financial measures utilized by management is provided below. 15 Pre-provision Net Revenue (PPNR), ROA and ROE ($ in thousands) 2Q21 1Q22 2Q22 Net interest income before provision (credit) for credit losses $ 126,577 $ 133,176 $ 141,538 Noninterest income 11,076 13,186 12,746 Revenue 137,653 146,362 154,284 Less: noninterest expense 73,123 75,373 80,365 Pre-provision net revenue $ 64,530 $ 70,989 $ 73,919 Average assets $ 17,164,893 $ 17,742,402 $ 17,876,945 ROA (PPNR) 1.50% 1.60% 1.65% Average stockholders’ equity $ 2,066,016 $ 2,090,755 $ 2,016,577 ROE (PPNR) 12.49% 13.58% 14.66% Tangible Common Equity Per Share ($ in thousands) 2Q21 1Q22 2Q22 Total stockholders’ equity $ 2,092,870 $ 2,041,057 $ 2,000,369 Less: Goodwill and core deposit intangible assets, net (473,139) (471,634) (471,148) Tangible common equity 1,619,731 1,569,423 1,529,221 Common shares outstanding 123,673,832 120,327,689 119,473,939 Tangible common equity per share $ 13.10 $ 13.04 $ 12.80